                                  MAGNA FUNDS

                          Supplement dated June 6, 1997 to
                       Prospectus dated January 2, 1997

        Capitalized terms used in this Supplement and not defined have the meaning assigned to them in the Prospectus.

        The Prospectus is hereby amended as follows:

        1. The address for the funds has been changed to P.O. Box 182754, Columbus, OH 43218-2784.


        2. The first sentence of the third paragraph on page 1 is hereby amended to read as follows:

            Shares are offered to the public through BISYS Fund Services ("BISYS"), the Trust's distributor.


        3. The second paragraph under "Fund Management and Expenses" on page 11 is hereby amended to read as follows:

            Under an agreement with the Trust, BISYS Fund Services ("BISYS") provides management and administrative services to the Funds, and, in general, supervises the operations of the Trust. The Trust pays BISYS a fee for its services to each Fund at the annual rate of 0.20% of the Trust's average net assets. Each Fund has adopted a plan under Rule 12b-1 under the Investment Company Act of 1940 providing for payment to BISYS of a service fee at the annual rate of 0.25% of the Fund's average daily nets assets. BISYS has agreed to waive this fee through August 31, 1997. If the fee were not being waived, BISYS would use the fee to pay the dealer responsible for a shareholder's account a service fee at the annual rate of 0.20% of the average daily net assets of such account.


        3. The last sentence in the second paragraph under "Portfolio Transactions" on page 12 has been deleted.


        4. The third paragraph under "How to Purchase Shares" on page 13 is hereby deleted.

        5. The fourth paragraph under "How to Purchase Shares" on page 13 is hereby amended to read as follows:

            You may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

            Magna Funds
            P.O Box 182754
            Columbus, OH 43218-2754


        6. The first sentence of the sixth paragraph under "How to Purchase Shares" on page 13 is hereby amended as follows:

            Certificates will not be issued for shares.


        7. The seventh paragraph under "How to Purchase Shares" on page 13 is hereby amended as follows:

            Upon acceptance of your order, BISYS Fund Services ("BISYS"), the shareholder servicing agent will open an account for you, apply the payment to the purchase of full and fractional Fund shares and will mail a statement of the account confirming the transaction.


        8. The ninth paragraph under "How to Purchase Shares" on page 13 is hereby amended as follows:

            Subsequent investments can also be made by federal funds wire. To purchase shares by wire contact the Trust at (800) 219-4182 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.


        9. The first paragraph under "Purchases by Certain Investors" on page 14 is hereby amended as follows:

            No sales charge applies to purchases by Magna Trust Company for the account of its customers; officers, trustees, directors, employees and retired employees of the Trust, Magna Trust Company and its affiliates, and BISYS Fund Services and its affiliates (and spouses and children of the foregoing).


        10. The third sentence of the fifth paragraph under "How to Redeem Shares" on page 15 is hereby deleted.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE


MG1P060697

                                  MAGNA FUNDS

                        Supplement dated June 6, 1997 to
           Statement of Additional Information dated January 2, 1997


        Capitalized terms used in this Supplement and not defined have the meaning assigned to them in the Statement of Additional Information.

        The Statement of Additional Information is hereby amended as follows:


        1. The address for the funds has been changed to P.O. Box 182754, Columbus, OH 43218-2784.


        2. The following individuals listed on Page 14 are no longer officers of the Trust:

            Barry Hartstone            President and Treasurer

            Robert A. Bonelli          Executive Vice President and Secretary

            Thomas W. Streeter         Director of Compliance, Ernst & Company

            Steven J. Paraggio         Vice President


            The following individuals have been elected to serve as officers of the Trust in the capacity set forth opposite their name:

            Walter B. Grimm            President and Secretary

            William J. Tomko           Vice President

            James L. Smith             Vice President

            Alaina Metz                Vice President

            Tom Line                   Treasurer


        3.  The following paragraph on page 15 has been deleted:

            Except as indicated above, the address of officers of the Trust affiliated with Ernst is One Battery Plaza, New York,
            New York 10004.


        4. The paragraph under "Investment Advisory and Other Services - Administrator" on page 18 is hereby amended as follows:

             BISYS Fund Services ("BISYS"), under an agreement with the Trust, provides management and administrative services to the Funds, and, in general, supervises the operations of the Trust. BISYS does not provide investment advisory services. As part of its duties, BISYS provides office space, equipment and clerical personnel for managing and administering the affairs of the Trust. BISYS supervises the provision of custodial, auditing, valuation, bookkeeping, legal, and dividend disbursing services and provides other management and administrative services. The Trust pays BISYS a fee for its services to each Fund at the annual rate of 0.20% of the Trust's average net assets.


         5. The paragraph under "INVESTMENT ADVISORY AND OTHER SERVICES - CUSTODIAL ARRANGEMENTS" on page 19 is hereby amended to read as follows:

             Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263 became the Trust's custodian on June 2, 1997. As such, Fifth Third Bank holds in safekeeping securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Funds. Upon instruction, Fifth Third Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Pursuant to an agreement with the Trust, the Custodian receives compensation from each Fund for such services based upon a percentage of each Fund's average daily net assets.


        6.   The last paragraph on page 20 is hereby deleted in its entirety.


        7. Paragraph 1, page 25 under "SHAREHOLDER ACCOUNTS - OPEN ACCOUNTS" is hereby amended as follows:

             A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by BISYS Fund Services, Inc. ("BISYS"), the shareholder servicing agent for the Trust.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE


MG1S060697